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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

     We hearby consent to the incorporation by reference in this Registration Statement on Form S-3 of HearMe of our report dated December 21, 1999 relating to the financial statements of AudioTalk Networks, Inc., which appears in the Current Report on Form 8-K/A of HearMe dated May 5, 2000.

/s/Finck, Rudnick & Company

Menlo Park, California
May 5, 2000